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                                                                   EXHIBIT 10.24

                     LOAN DOCUMENTS MODIFICATION AGREEMENT
                               (January 15, 2000)

         THIS LOAN DOCUMENTS MODIFICATION AGREEMENT (hereinafter referred to as this "Amendment") is made and entered into as of the 15th day of January, 2000, by and among PROFESSIONAL TRANSPORTATION GROUP LTD., INC., a Georgia corporation, and TIMELY NORTH, INC., a Georgia corporation (hereinafter collectively referred to as "Borrower"), TRUCK-NET, INC., a Georgia corporation, TIMELY TRANSPORTATION, INC., a Georgia corporation, PTG, INC., a Georgia corporation, and DENNIS A. BAKAL, a Georgia resident (hereinafter collectively referred to as the "PTG Guarantors"), U.S. TRUCKING, INC., a _________ corporation, and LOGISTICS MANAGEMENT, LLC, a ___________ limited liability company (hereinafter collectively referred to as the "Logistics Guarantors," and together with each PTG Guarantor, hereinafter collectively referred to as the "Guarantors"), and SOUTHTRUST BANK, N.A., a national banking association (hereinafter referred to as "Lender").

                              BACKGROUND STATEMENT

         Borrower and Lender are parties to that certain Amended, Restated and Consolidated Commercial Revolving Note dated March 2, 1998, in the original principal amount of $9,000,000.00 (hereinafter referred to as the "Note", and the loan evidenced thereby as the "Loan"). The Note is secured by (a) that certain Amended and Restated General Security Agreement from Borrower and Guarantors, as "Debtor" therein, to Lender, as "Secured Party" therein, dated November 19, 1997 (hereinafter referred to as the "Security Agreement"), and
(b) all of the "Loan Documents," as that term is defined in that certain Amended and Restated Commercial Loan Agreement dated March 2, 1998 (hereinafter referred to as the "Loan Agreement"). Certain payment and performance obligations of Borrower provided for in the Note, the Security Agreement, and the other Loan Documents are guaranteed by PTG Guarantors pursuant to separate Guaranty of Payment and Performance, each dated November 19, 1997 (hereinafter each referred to as a "PTG Guaranty"). Certain payment and performance obligations of Borrower provided for in the Note, the Security Agreement, and the other Loan Documents are guaranteed by the Logistics Guarantors pursuant to that certain Guaranty of Payment and Performance dated January 15, 2000 (hereinafter referred to as the "Logistics Guaranty," and together with each PTG Guaranty, hereinafter collectively referred to as the "Guaranty,"). The Loan Documents have previously been amended pursuant to that certain Loan Documents Modification Agreement dated June 30, 1998, that certain Loan Documents Modification Agreement dated September 15, 1998, that certain Loan Documents Modification Agreement dated October 31, 1998, that certain Loan Documents Modification Agreement dated December 31, 1998, that certain Loan Documents Modification Agreement dated May 31, 1999, that certain Loan Documents Modification Agreement dated September 30, 1999, that certain Loan Documents Modification Agreement dated October 31, 1999, and that certain Loan Documents Modification Agreement dated November 30, 1999. Borrower and Lender have agreed to amend the Note and all of the other Loan Documents, Guarantors have each agreed to reaffirm their Guaranty, and the parties hereto are entering into this Amendment to evidence their agreements.

                                   AGREEMENT

         FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender do hereby agree as follows:


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         1. LOAN BALANCE. The foregoing recitals are true and correct and are incorporated herein by reference. Borrower and Lender acknowledge and agree that as of January 4, 2000, the outstanding principal balance of the Note is Six Million Three Hundred Sixty-Five Thousand Seven Hundred Forty-Two and 30/100 Dollars ($6,365,742.30).

         2. MODIFICATION OF NOTE. The terms of the Note are hereby modified and amended, effective as January 15, 2000, by deleting the principal and interest payment schedule set forth in the Note in the paragraph titled "Payment Schedule" and replacing it with the following:

             "PAYMENT SCHEDULE. Principal and interest shall be due and payable as follows: Interest only on the outstanding principal amount shall be due and payable monthly, in arrears, beginning on April 1, 1998, and continuing on the first day of each month thereafter until maturity. On March 30, 2000, all unpaid principal, plus accrued and unpaid interest, shall be due and payable in full."

The purpose of this modification is to extend the maturity date of the Loan to March 30, 2000.

         3. RATIFICATION; EXPENSES. Except as herein expressly modified or amended, all the terms and conditions of the Note are hereby ratified, affirmed, and approved. In consideration of Lender agreeing to extend the maturity date of the Note, Borrower agrees to pay all fees and expenses incurred in connection with this Amendment.

         4. MODIFICATION OF LOAN DOCUMENTS. (a) As of the date hereof, Borrower and Guarantors hereby reaffirm and restate each and every warranty and representation set forth in the Loan Documents. The terms of the Loan Documents are hereby modified and amended, effective as of the date hereof, so that any reference in any of the Loan Documents (including, without limitation, the Loan Agreement) to the Note shall refer to the Note as herein amended.

         (b) The definition of "Borrowing Base" set forth in paragraph 1 of the Loan Agreement is deleted in its entirety and replaced with the following:

             "Borrowing Base" shall mean eighty percent (80%) of Eligible Accounts; provided, however, if prior to February 15, 2000 Bank provides Borrower with a written notice indicating that the results of an audit of Borrower's Eligible Accounts being performed by or on behalf of Bank require, in Bank's sole and absolute discretion, the Borrowing Base to be a different percent of Eligible Accounts (which may be greater than or less than eighty percent [80%]), then as of the date of said notice to Borrower, Borrowing Base shall mean that percent of Eligible Accounts set forth in said notice to Borrower."

         (c) Paragraph 7(c) of the Loan Agreement is modified by deleting the second sentence thereof, which presently reads "In addition to the quarterly Borrowing Base Certificate and aging of Borrower's accounts receivable, Borrower shall also provide Lender a Borrowing Base Certificate on a weekly basis and an aging of Borrower's accounts receivable dated the 2nd and the 16th of each calendar month, together with acceptable supporting documentation enabling Bank to determine the amount of Eligible Accounts" and replacing it with the following:

             "Borrower shall also provide Bank with a Notice of Revolving Credit Advances on a daily basis, and a Borrowing Base Certificate and an aging of Borrower's accounts receivable on a weekly basis (said weekly Borrowing Base Certificate

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             and aging of accounts receivable to be provided to Bank each
             Monday and reflect all activities through the prior Wednesday), which Borrowing Base Certificate and accounts receivable aging shall also include acceptable supporting documentation enabling Bank to determine the amount of Eligible Accounts."

         5. GUARANTOR'S REAFFIRMATION. The undersigned Guarantors hereby ratify, confirm, reaffirm and covenant that the Guaranty which they have executed is validly existing and binding against them under the terms of such Guaranty. Guarantors hereby reaffirm and restate, as of the date hereof, all covenants, representations and warranties set forth in the Guaranty.

         6. NO DEFENSES; RELEASE. For purposes of this Paragraph 6, the terms "Borrower Parties" and "Lender Parties" shall mean and include Borrower and Guarantors, and Lender, respectively, and each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties; and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Borrower hereby acknowledges, represents and agrees: that Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Note and the other Loan Documents or the indebtedness evidenced and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Loan, or with respect to the administration or funding of the Loan, or with respect to any other transaction, matter or occurrence between any of the Borrower Parties and any Lender Parties or with respect to any acts or omissions of any Lender Parties (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as "Loan Related Claims"); that, to the extent that Borrower may be deemed to have any Loan Related Claims, Borrower does hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrower; that Borrower shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrower shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto. Borrower hereby reaffirms and restates, as of the date hereof, all covenants, representations and warranties set forth in the Loan Documents.

         7. NO NOVATION. Borrower and Lender hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as may be hereinabove modified and amended.

         8. NO WAIVER OR IMPLICATION. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Note or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which


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may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, or with respect to any other matter relating to the Loan, shall require or imply any future extension, indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loan or any matter relating to the Loan.

         9. NO RELEASE OF COLLATERAL. Borrower further acknowledge and agree that this Agreement shall in no way occasion a release of any collateral held by Lender as security to or for the Loan, and that all collateral held by Lender as security to or for the Loan shall continue to secure the Loan.

         10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of Borrower, Guarantors and Lender and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

         11. AUTHORITY. By executing this Amendment as hereinafter provided, Dennis A. Bakal hereby certifies that he is the President of each Borrower and is duly authorized to execute this Amendment on behalf of each Borrower.

         IN WITNESS WHEREOF, this Amendment has been duly executed under seal by Borrower, Guarantors and Lender, as of the day and year first above written.

                                    BORROWER:

                                    PROFESSIONAL TRANSPORTATION GROUP LTD.,
                                    INC., a Georgia corporation


                                    By: /s/ Dennis A. Bakal
                                        -----------------------------------
                                        Dennis A. Bakal, President

                                          [CORPORATE SEAL]


                                    TIMELY NORTH, INC., a Georgia corporation


                                    By: /s/ Dennis A. Bakal
                                        -----------------------------------
                                        Dennis A. Bakal, President

                                          [CORPORATE SEAL]


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                                  GUARANTORS:

                                  TRUCK-NET, INC., a Georgia corporation

                                  By: /s/ Dennis A. Bakal
                                      -----------------------------------
                                      Dennis A. Bakal, President

                                        [CORPORATE SEAL]


                                  TIMELY TRANSPORTATION, INC., a Georgia
                                      corporation

                                  By: /s/ Dennis A. Bakal
                                      -----------------------------------
                                      Dennis A. Bakal, President

                                        [CORPORATE SEAL]



                                  /s/ Dennis A. Bakal
                                  ---------------------------------------(SEAL)
                                  DENNIS A. BAKAL

                                  PTG, INC., a Georgia corporation

                                  By: /s/ Dennis A. Bakal
                                      -----------------------------------
                                      Dennis A. Bakal, President

                                          [CORPORATE SEAL]


                                  U.S. TRUCKING, INC., a _________ corporation

                                  By: /s/ Anthony Huff
                                      -----------------------------------
                                      Anthony Huff, Chairman


                                  By: /s/ Dan Pixler
                                      -----------------------------------
                                      Dan Pixler, President

                                        [CORPORATE SEAL]


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                                  LOGISTICS MANAGEMENT, LLC, a ___________
                                  limited liability company


                                  By: /s/ Anthony Huff
                                      -----------------------------------(SEAL)

                                      -------------------------, Manager


                                   LENDER:

                                   SOUTHTRUST BANK, N.A., a national banking association



                                   By: /s/ Barbara A. Gewert
                                       -----------------------------------
                                       Barbara A. Gewert
                                       Vice President



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